                                                                     Exhibit 4.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

          This FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is entered into as of this 9th day of December, 2003, by and among UNITED AGRI PRODUCTS, INC., a Delaware corporation ("U.S. Borrower"), UNITED AGRI PRODUCTS CANADA INC., an entity organized under the federal laws of Canada ("Canadian Borrower", and collectively with U.S. Borrower, the "Borrowers"), the other persons designated as Credit Parties on the signature pages hereof, the financial institutions who are parties to this Amendment as Lenders, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Agent") and GE CANADA FINANCE INC., an entity organized under the federal laws of Canada ("Canadian Agent", and collectively with U.S. Agent, "Agents"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Annex A to the Credit Agreement (as hereinafter defined).

                                    RECITALS
                                    --------

     WHEREAS, the Borrowers, certain Credit Parties, Agents and Lenders have entered into that certain Credit Agreement dated as of November 24, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement" ); and

     WHEREAS, the parties hereto wish to amend a provision of the Credit Agreement as provided herein.

     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. Amendment. The definition of "Change of Control" in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ""Change of Control" means (i) prior to a Qualified Public Offering, any event, transaction or occurrence as a result of which (a) Permitted Holders cease to own and control all of the economic and voting rights associated with ownership of more than fifty percent (50%) of the outstanding Holdings' Stock having the right to vote for the election of members of its Board of Directors under ordinary circumstances on a fully-diluted basis (excluding from "Stock" for purposes of this calculation the preferred stock issued to Seller on the Closing Date (and any dividends accruing thereon)) or (b) Holdings ceases to own and control (directly or indirectly) all of the economic and voting rights associated with all of the outstanding Stock of UAP and Canadian Borrower or
(ii) after a Qualified Public Offering, any event, transaction or occurrence as a result of which (a) any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Closing
Date), other than Permitted Holders, shall have acquired beneficial ownership of 35% or more on a fully-diluted basis of the economic and/or voting rights associated with ownership of Holdings' Stock having the right to vote for the election of members of its Board of Directors under ordinary circumstances and Permitted Holders shall own less than such Person or "group" on a fully-diluted basis of the economic and voting rights associated with ownership of Holdings' Stock having the right to vote for the election of members of its Board of Directors under ordinary circumstances (excluding from "Stock" for purposes of this calculation the preferred stock issued

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to Seller on the Closing Date (and any dividends accruing thereon)) or (b)
Holdings ceases to own and control (directly or indirectly) all of the economic and voting rights associated with all of the outstanding Stock of UAP and Canadian Borrower."

          2. Representations and Warranties of Credit Parties. The Credit Parties represent and warrant that:

               (a) the execution, delivery and performance by the Credit Parties of this Amendment has been duly authorized by all necessary corporate action required on their part and this Amendment is a legal, valid and binding obligation of the Credit Parties enforceable against the Credit Parties in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

               (b) after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

          3. Conditions To Effectiveness. This Amendment shall be effective upon the following (all in form and substance satisfactory to Agents):

               (a) execution and delivery of this Amendment by Requisite Lenders and the Credit Parties; and

               (b) the representations and warranties contained herein shall be true and correct in all respects.

          4.   Reference To And Effect Upon The Credit Agreement.

               (a) The Credit Agreement and the other Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agents or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver or amendment of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

          5. Costs And Expenses. As provided in Section 1.3(e) of the Credit Agreement, the Borrowers agree to reimburse Agents for all fees, costs and expenses in connection with this Amendment, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

                                       2

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          6.   Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

          7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

          9. Reaffirmation of Guaranties. The Credit Parties signatory hereto hereby reaffirm their Guaranties of the Obligations, taking into account the provisions of this Amendment.

                            (Signature pages follow)


                                       3

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first written above.


                                        LENDERS:
                                        -------

                                        GENERAL ELECTRIC CAPITAL CORPORATION, as
                                        Agent, an L/C Issuer and a Lender


                                        By:  /s/ Marc Robinson
                                             -----------------------------------
                                             Its Duly Authorized Signatory
                                             Name: Marc Robinson
                                             Title: Vice President


                                        GE CANADA FINANCE INC., as Canadian
                                        Agent


                                        By:  /s/ Marc Robinson
                                             -----------------------------------
                                             Its Duly Authorized Signatory
                                             Name: Marc Robinson
                                             Title: Vice President


                                        UBS LOAN FINANCE LLC, as a Lender


                                        By:  /s/ Wilfred V. Saint
                                             -----------------------------------
                                             Name: Wilfred V. Saint
                                             Title: Associate Director
                                             Banking Products Services, U.S.


                                        By:  /s/ Juan Zuniga
                                             -----------------------------------
                                             Name: Juan Zuniga
                                             Title: Associate Director
                                             Banking Products Services, US


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                                        BORROWERS:
                                        ---------

                                        UNITED AGRI PRODUCTS CANADA INC., as
                                        Canadian Borrower


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        UNITED AGRI PRODUCTS, INC., as U.S.
                                        Borrower


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                      S-2

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     The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers and acknowledge and agree to the foregoing (including, without limitation, Section 9 hereof) in such capacity.


                                        UAP HOLDING CORP.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A.Suko
                                             Title: Vice President & Secretary


                                        AG-CHEM, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        BALCOM CHEMICALS, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        UAP 23, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        CROPMATE COMPANY


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        CSK ENTERPRISES, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                      S-3

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                                        GAC 26, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        GROWER SERVICE CORPORATION (NEW YORK)


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        HACO, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        LOVELAND INDUSTRIES, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        LOVELAND PRODUCTS, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        MIDWEST AGRICULTURE WAREHOUSE CO.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


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                                        OSTLUND CHEMICAL CO.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        PLATTE CHEMICAL CO.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        PUEBLO CHEMICAL & SUPPLY CO.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        RAVAN PRODUCTS, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        S.E. ENTERPRISES, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        SNAKE RIVER CHEMICALS, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


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                                        TRANSBAS, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        TRI-RIVER CHEMICAL COMPANY, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        TRI-STATE CHEMICALS, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        TRI-STATE DELTA CHEMICALS, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        UAP RECEIVABLES CORPORATION


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        UAP 22, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


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

                                        UAP/GA AG CHEM, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        UAPLP, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        UNITED AGRI PRODUCTS-FLORIDA, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        UNITED AGRI PRODUCTS FINANCIAL SERVICES,
                                        INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        VERDICON, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        YVC, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                      S-7

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                                        UAP 27, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        GENMARKS, INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


                                        2326396 CANADA INC.


                                        By:  /s/ Todd A. Suko
                                             -----------------------------------
                                             Name: Todd A. Suko
                                             Title: Vice President & Secretary


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